Supplement Dated October 14, 2019
To The Prospectuses Dated April 29, 2019 For

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS®,
PERSPECTIVE FOCUS®, FIFTH THIRD PERSPECTIVE, PERSPECTIVESM, and PERSPECTIVE ADVISORY®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

PERSPECTIVE ADVANTAGE
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account V

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective October 14, 2019, your prospectus is revised as follows:

➢	Sub-Adviser Changes.

(a)    WCM Investment Management, LLC is added as a sub-adviser for JNL Multi-Manager Small Cap Growth Fund.

(b)    Reinhart Partners, Inc. is added as a sub-adviser for JNL Multi-Manager Small Cap Value Fund.

➢	Revised Total Annual Fund Operating Expenses.

In the section titled "Total Annual Fund Operating Expenses" appearing under FEES AND EXPENSES TABLES, the table information for the following funds is revised as follows (shown with applicable footnotes):

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement		Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/JPMorgan Global Allocation	0.60%	0.30%	0.16%	I	0.21%	1.27%	(0.21%)	K	1.06%	K,B
JNL/Vanguard U.S. Stock Market Index	0.20%	0.30%	0.10%	H	0.03%	0.63%	(0.06%)	D	0.57%	D,B
JNL/Vanguard International Stock Market Index	0.20%	0.30%	0.15%	I	0.07%	0.72%	(0.07%)	D	0.65%	D,B
JNL/Vanguard Global Bond Market Index	0.20%	0.30%	0.15%	I	0.06%	0.71%	(0.10%)	D	0.61%	D,B

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL/DFA International Core Equity	0.50%	0.30%	0.15%	I	0.00%	0.95%	B
JNL/DoubleLine® Emerging Markets Fixed Income	0.62%	0.30%	0.15%	I	0.00%	1.07%	B
JNL/DoubleLine® Shiller Enhanced CAPE®	0.56%	0.30%	0.15%	I	0.01%	1.02%	B
JNL/Fidelity Institutional Asset Management® Total Bond	0.39%	0.30%	0.10%	H	0.01%	0.80%	B
JNL/Harris Oakmark Global Equity	0.68%	0.30%	0.16%	I	0.00%	1.14%	B
JNL/WMC Government Money Market	0.16%	0.30%	0.11%	H	0.00%	0.57%	B
Jackson Variable Series Trust
JNL/DFA U.S. Small Cap	0.55%	0.30%	0.16%	I	0.00%	1.01%	B

B	Expense Information has been restated to reflect current fees.

D
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term. For JNL/DFA Growth Allocation and JNL/DFA Moderate Growth Allocation, JNAM has contractually agreed to waive a varying portion of the management fees of the Fund to prevent any increase in total expenses in the Fund. This fee waiver arrangement will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

H	"Other Expenses" includes an Administrative Fee of 0.10% which is payable to JNAM.

I	"Other Expenses" includes an Administrative Fee of 0.15% which is payable to JNAM.

K
JNAM has entered into a contractual agreement with the Fund under which it will waive a varying portion of its management fee in an amount equivalent to the Acquired Fund Fees and Expenses (“AFFE”) attributable to the Fund’s investment in funds managed by the Sub-Adviser (each an “JPMorgan Underlying Fund”). The AFFE for each JPMorgan Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each JPMorgan Underlying Fund. This fee waiver arrangement will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

➢	Investment Objective Change.

In the section titled “INVESTMENT DIVISIONS”, the brief statement of the corresponding investment objective for the following Fund is revised as follows:

JNL Variable Fund LLC

JNL/Mellon Communication Services Sector Fund (formerly, JNL/Mellon Capital Telecommunications Sector Fund)
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Communication Services Index in proportion to their market capitalization weighting in the MSCI USA IMI Communication Services Index.

______________________________
(To be used with JMV17183 04/19, JMV16966 04/19, JMV9476 04/19, JMV8798 04/19, VC4224 04/19, JMV9476ML 04/19, JMV5763ML 04/19, JMV9476WF 04/19, JMV5763WF 04/19, JMV7698 04/19, VC5869 04/19, JMV7697 04/19, VC5890 04/19, VC5890ML 04/19, JMV2731 04/19, FVC4224FT 04/19, VC5526 04/19, VC3656 04/19, VC3657 04/19, and VC3723 04/19)

JMV23119 10/19